YOUR FUND'S OBJECTIVE:
The Franklin Gold Fund seeks capital appreciation with current income by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.

To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Franklin Templeton Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                            September 16, 1996

Dear Shareholder:

We are pleased to bring you this 28th annual report of the Franklin Gold Fund, which covers the fiscal year ended July 31, 1996.

During the last five months of 1995, factors that normally influence the price of gold offset one another, and gold bullion experienced the lowest amount of volatility since the U.S. central banks relinquished control of gold prices in 1968. Inflationary fears and political instability were relatively low, which exerted downward pressure on gold prices, while the weak dollar and strong physical demand for gold helped buoy prices. As a result, gold traded within a narrow band of $380 to $400 per ounce, with volatility averaging only 7%. Since 1968, annual volatility for gold prices has averaged about 32%, and only twice has fallen below 10%.*

In the first two months of 1996, however, gold prices surged to their highest levels in more than five years, peaking at $416 in early February. This rally, which was caused primarily by strong supply and demand fundamentals and a shift in investor psychology, proved to be unsustainable, and gold prices retreated back to $387 per ounce by the end of the fund's fiscal year. These declines were due to weakened demand for gold, the expected summer fall-off in the fabrication of gold-related products, concern about the Sumitomo copper-trading scandal, and the International Monetary Fund's proposal to sell a portion of its gold reserves to help finance debt relief in developing countries.


*Source: Gold Fields Mineral Services, Ltd.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Because our outlook was more favorable for gold than for other precious metals, we increased the fund's holdings of gold-producing companies during the fiscal year, while decreasing our exposure to platinum and diversified metals. We focused on large mining companies with attractive production, growth and reserve profiles, as well as smaller companies with international exploration and mining potential. Specifically, we initiated positions in Compania de Minas Buenaventura, Peru's leading gold producer, Bre-X Minerals, Ltd., a Canadian company with growing mining interests in Southeast Asia, and Sons of Gwalia, an Australian producer with low-cost reserves and a dynamic management team. We also added to existing holdings that we believed exhibited favorable growth prospects, and trimmed positions that appeared to have limited upside potential.

Looking forward, we remain optimistic about the long-term prospects for gold and the Franklin Gold Fund. With demand for gold exceeding supply, we believe fundamentals bode well for a gradual increase in gold prices. Therefore, we intend to maintain our emphasis on mining companies that we feel are capable of increasing their production, reserves, cash flow and earnings over the long term.


   Franklin Gold Fund
   Top 10 Holdings on 7/31/96
   Based on Total Net Assets

                                         % of Total
   Company, Country                      Net Assets

   Barrick Gold Corp., Canada                9.5%

   Newmont Mining Corp., U.S.                8.0%

   Placer Dome, Inc., Canada                 5.9%

   Santa Fe Pacific Gold Corp., U.S.         5.2%

   DeBeers Consolidated Mines, Ltd., ADR,    4.4%
   South Africa

   Rustenburg Platinum Holdings, Ltd., ADR,  3.5%
   South Africa

   Freeport-McMoRan Copper & Gold,
   Inc., U.S.                                3.3%

   Ashanti Goldfields, ADS, Ghana            3.2%

   TVX Gold, Inc., Canada                    3.1%

   Impala Platinum Holdings, Ltd., ADR,      3.0%
   South Africa

For a complete list of portfolio holdings, please see page 10 of this report.

This discussion reflects the strategies we employed for the fund during the fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regard-ing portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We believe the fund has a useful place in a diversified investment portfolio as potential protection against economic uncertainty and inflation. As discussed in the prospectus, however, it is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets.

We appreciate your participation in the Franklin Gold Fund and welcome any comments or suggestions you may have.

Sincerely,





Charles B. Johnson
Chairman
Franklin Gold Fund

PERFORMANCE SUMMARY

Class I
The Franklin Gold Fund's Class I shares provided a total return of +1.65% for the one-year period ended July 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 5, the fund's Class I shares provided a cumulative total return of more than 208% for the 10-year period ended July 31, 1996.

As measured by net asset value, the price of the fund's Class I shares decreased 42 cents, from $15.07 on July 31, 1995 to $14.65 on July 31, 1996. During the reporting period, shareholders received distributions of 12.59 cents ($0.1259) per share in dividend income and 51.46 cents ($0.5146) per share in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The graph to the right compares the performance of Franklin Gold Fund's Class I shares, over the past 10 years, with the performance of the Standard & Poor's 500 Stock Index(R). Please note that this index differs from the fund since it does not emphasize gold stocks, and on July 31, 1995, contained only 0.58% gold stocks. Of course, comparing a mutual fund with an unmanaged index is never an apples-to-apples comparison. Performance figures reported by a general market index do not include various fees, sales charges and operating expenses included in the fund's performance figures. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. Also, an index is simply a measure of performance and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Gold Fund
Class I
Periods ended July 31, 1996

                                                                       Since
                                                                     Inception
                               One-Year    Five-Year   Ten-Year      (5/19/69)

Cumulative Total Return1......   1.65%      30.78%      208.38%      303.79%

Average Annual Total Return2..   -2.93%       4.54%      11.41%        5.08%

Value of $10,000 Investment3..   $9,707     $12,489     $29,463      $38,561



1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.5% initial sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the current, maximum 4.5% initial sales charge.

Note: Prior to July 1,1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All of the above calculations assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of the 12b-1 plan from the date of its implementation. Past expense limitations increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY

Class II

The Franklin Gold Fund's Class II shares provided a total return of +0.81% for the one-year period ended July 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

As measured by net asset value, the price of the fund's Class II shares decreased 45 cents, from $15.05 on July 31, 1995 to $14.60 on July 31, 1996. During the reporting period, shareholders received distributions of 2.97 cents ($0.0297) per share in income dividends and 51.46 cents ($0.5146) per share in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The graph to the right compares the performance of Franklin Gold Fund's Class II shares, since inception, with the performance of the Standard & Poor's 500 Stock Index(R). Please note that this index differs from the fund since it does not emphasize gold stocks, and on July 31, 1996, contained only 0.58% gold stocks. Of course, comparing a mutual fund with an unmanaged index is never an apples-to-apples comparison. Performance figures reported by a general market index do not include various fees, sales charges and operating expenses included in the fund's performance figures. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. Also, an index is simply a measure of performance and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMEN

FRANKLIN GOLD FUND
Class II
Periods ended July 31, 1996
                                                                      Since
                                                                    Inception
                                                        One-Year    (5/01/95)
             Cumulative Total Return1................      0.81%       2.27%

             Average Annual Total Return2............     -1.14%       0.24%

             Value of $10,000 Investment3............     $9,886     $10,030



1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the 1.0% initial sales charge and 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Schedule of Foreign Tax Withholding (unaudited)


SCHEDULE OF FOREIGN TAX WITHHOLDING (UNAUDITED)

At July 31, 1996, more than 50% of the Franklin Gold Funds' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1997, shareholders will receive Form 1099-DIV which will include his/her share of taxes withheld and foreign source income distributed during calendar year 1996.

a. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I shareholders in December 1995:

                                                 Foreign Taxes  Foreign Source
                                                   Withheld         Income
                     Country                       Per Share       Per Share
                     --------------------          ---------       ---------
                     Australia.................     $0.000655       $0.008004
                     Canada....................      0.000941        0.004765
                     South Africa..............      0.003163        0.030724
                     United Kingdom............      0.000161        0.001569
                                                   ---------       ---------
                     Total.....................     $0.004920       $0.045062
                                                   =========       =========

b. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class II shareholders in December 1995:

                                                   Foreign Taxes  Foreign Source
                                                      Withheld         Income
                     Country                          Per Share       Per Share
                     ----------------------------     ---------       ---------
                     Australia....................     $0.000036       $0.000457
                     Canada.......................      0.000054        0.000272
                     South Africa.................      0.000182        0.001752
                     United Kingdom...............      0.000011        0.000089
                                                      ---------       ---------
                     Total........................     $0.000283       $0.002570
                                                       =========       =========

c. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class I shareholders in June 1996:

                                                   Foreign Taxes  Foreign Source
                                                     Withheld         Income
                     Country                         Per Share       Per Share
                     -----------------               ---------       ---------
                     Australia...................     $0.003800       $0.026000
                     Canada......................      0.003000        0.010600
                     Peru........................      0.000000        0.000500
                     South Africa................      0.003700        0.080000
                     United Kingdom..............      0.000900        0.007700
                                                     ---------       ---------
                     Total.......................     $0.011400       $0.124800
                                                      =========       =========


d. The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class II shareholders in June 1996:

                                                 Foreign Taxes   Foreign Source
                                                   Withheld          Income
                     Country                       Per Share       Per Share
                     ---------------------         ---------       ---------
                     Australia.................     $0.003800       $0.022400
                     Canada....................      0.003000        0.010100
                     Peru......................      0.000000        0.000300
                     South Africa..............      0.003700        0.072900
                     United Kingdom............      0.000900        0.006100
                                                   ---------       ---------
                     Total......................    $0.011400       $0.111800
                                                    =========       =========

The Fund hereby designates the total foreign taxes paid and foreign source income received, on a per share basis as detailed above, as payments qualifying under Sec. 853 of the Code. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

FRANKLIN GOLD FUND

Statement of Investments in Securities and Net Assets, July 31, 1996


               Shares/                                                                                  Value
Country*      Warrants                                                                                (Note 1)
                             Common Stocks and Warrants  94.1%.
                             Gold & Diversified Resources  6.8%
    US           308,011     Freeport-McMoRan Copper & Gold, Inc., Class A .....................     $ 8,547,305
    US           131,000     Freeport-McMoRan Copper & Gold, Inc., Class B......................       3,880,875
    GB           468,401     RTZ Corp. Plc. ....................................................       6,768,464
    CA           325,100     Teck Corp., Class B ...............................................       6,478,592
                                                                                                   -------------
                                                                                                      25,675,236
                                                                                                   -------------
                             Long Life Gold Mines  55.4%
    US           470,000     aAmax Gold, Inc. ..................................................       2,702,500
    US           666,300     bAshanti Goldfields Co., ADS.......................................      11,910,113
    US         1,282,249     Barrick Gold Corp. ................................................      35,742,691
    US            60,000     Battle Mountain Gold Co. ..........................................         547,500
    CA           843,600     Battle Mountain Canada, Inc. ......................................       7,515,982
    ZA           475,000     Beatrix Mines, Ltd. ...............................................       3,657,895
    CA           100,000     aBre-X Minerals, Ltd. .............................................       1,807,338
    PE           100,592     bCompania de Minas Buenaventura S. A. .............................         897,778
    PE           301,387     bCompania de Minas Buenaventura S. A., Class C ....................       2,592,050
    US           224,500     a,bCompania de Minas Buenaventura S. A., Sponsored ADR.............       4,012,938
    US           580,000     Driefontein Consolidated Mines, Ltd., ADR..........................       7,612,500
    US           483,401     Free State Consolidated Gold Mines, Ltd., ADR .....................       5,015,285
    AU         2,007,000     aGoldfields, Ltd. .................................................       4,361,995
    CA           600,000     aGreenstone Resources Ltd. ........................................       7,047,529
    US           431,117     Homestake Mining Co. ..............................................       7,059,541
    US           730,000     Kloof Gold Mining Co., Ltd., ADR ..................................       7,391,250
    US           255,000     Newmont Gold Co. ..................................................      12,973,125
    US           341,604     Newmont Mining Corp. ..............................................      16,866,698
    US           938,820     Placer Dome, Inc. .................................................      21,944,918
    US         1,463,663     Sante Fe Pacific Gold Corp. .......................................      19,576,493
    CA         1,497,000     aTVX Gold, Inc. ...................................................      11,432,052
    US         1,175,000     Vaal Reefs Exploration & Mining Co., Ltd., ADR ....................       9,289,903
    US           122,492     Western Areas Gold Mining, ADR.....................................       1,710,144
    ZA           213,008     Western Areas Gold Mining Co., Ltd. ...............................       2,973,851
    US            58,000     Western Deep Levels, Ltd., ADR ....................................       2,124,250
                                                                                                   -------------
                                                                                                     208,766,319
                                                                                                   -------------
                             Medium Life Gold Mines  16.5%
    AU         3,483,000     aAcacia Resources, Ltd. ...........................................       7,004,200
    US         1,444,000     aCampbell Resources, Inc...........................................       1,624,500
    CA           722,000     aCampbell Resources, Inc., warrants................................         294,062
    US           678,000     aCanyon Resources Corp.............................................       1,737,375
    US         3,306,664     Central Norseman Gold Corp., N.L., ADR ............................       2,276,307
    CA           455,000     aDayton Mining Corp. ..............................................       2,697,007
                             Medium Life Gold Mines (cont.)
    US           497,500     East Rand Gold & Uranium Co., Ltd., ADR ...........................   $   1,069,426
    US           340,700     Echo Bay Mines, Ltd. ..............................................       3,492,175
    CA           114,000     Euro-Nevada Mining Corp............................................       2,313,248
    CA           200,000     Franco-Nevada Mining Corp., Ltd....................................       6,109,313
    US           904,900     Hartebeestfontein Gold Mining Co., Ltd., ADR ......................       2,887,626
    AU           865,050     Newcrest Mining, Ltd. .............................................       3,131,257
    AU           133,750     aNiugini Mining Ltd. ..............................................         284,484
    AU           610,000     aNiugini Mining, Ltd., ADR ........................................       1,297,470
    AU         2,000,000     Placer Pacific, Ltd. ..............................................       2,629,727
    AU         1,874,100     Plutonic Resources, Ltd. ..........................................       8,102,822
    AU         2,359,450     Poseidon Gold, Ltd. ...............................................       5,456,494
    AU         1,542,000     Sons of Gwalia, Ltd. ..............................................       9,779,799
                                                                                                   -------------
                                                                                                      62,187,292
                                                                                                   -------------
                             Mining Finance Companies  7.5%
    US            65,000     Anglo American Corp. of South Africa Ltd., Unsponsored ADR ........       3,607,500
    US           352,500     Anglo American Gold Investment Co., Ltd., ADR .....................       3,150,469
    US           535,000     DeBeers Consolidated Mines, Ltd, ADR ..............................      16,250,625
    ZA           900,000     aRandgold & Exploration Co., Ltd. .................................       5,335,180
                                                                                                   -------------
                                                                                                      28,343,774
                                                                                                   -------------
                             Platinum  7.9%
    US           785,000     Impala Platinum Holdings, Ltd., ADR ...............................      11,307,454
    US           817,257     Rustenburg Platinum Holdings, Ltd., ADR ...........................      13,039,908
    US           266,700     a,bStillwater Mining Co. ..........................................       5,400,675
                                                                                                   -------------
                                                                                                      29,748,037
                                                                                                   -------------
                                   Total Common Stocks and Warrants (Cost $298,041,866).........     354,720,658
                                                                                                   -------------
                Face
               Amount
                             Convertible Debentures  0.9%
    US       $ 1,645,000     Bema Gold Corp., cvt. sub notes, 7.50%, 02/28/00 (Cost $1,818,700).       3,273,550
                                                                                                   -------------
                                   Total Long Term Investments (Cost $299,860,566)..............     357,994,208
                                                                                                   -------------
                             c,dReceivables from Repurchase Agreements  4.0%
    US        15,025,959     Joint Repurchase Agreement, 5.60%, 08/01/96
                              (Maturity Value $14,952,567) (Cost $14,950,242)
                               B.A. Securities, Inc., (Maturity Value $ 2,340,641)
                                Collateral: U.S. Treasury Notes, 5.75% - 6.875%, 10/31/96 - 05/31/98
                               Bear Stearns & Co., Inc., (Maturity Value $ 2,340,641)
                                Collateral: U.S. Treasury Bills, 01/09/97
                             U.S. Treasury Notes, 5.75% - 8.75%, 10/15/97 - 10/31/00
                               B.T. Securities Corp., (Maturity Value $ 2,340,641)
                                Collateral: U.S. Treasury Notes, 6.375%, 05/15/99
                             Daiwa Securities America, Inc., (Maturity Value $ 2,340,641)
                              Collateral: U.S. Treasury Notes, 5.50% - 9.25%, 09/30/97 - 04/30/01
                             Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $ 2,340,641)
                              Collateral: U.S. Treasury Bills, 01/16/97 - 07/24/97
                             U.S. Treasury Notes, 5.50% - 8.875%, 04/30/97 - 02/15/99
                               Fuji Securities, Inc., (Maturity Value $ 2,340,641)
                                Collateral: U.S. Treasury Notes, 5.625% - 8.50%, 01/31/97 - 11/15/00
                               SBC Warburg, Inc., (Maturity Value $ 908,721)
                                Collateral: U.S. Treasury Bills, 10/03/96 - 12/19/96............   $  14,950,242
                                                                                                   -------------
                                       Total Investments (Cost $314,810,808)  99.0%.............     372,944,450
                                       Other Assets and Liabilities, Net  1.0%..................       4,064,654
                                                                                                   -------------
                                       Net Assets  100.0%.......................................    $377,009,104
                                                                                                   =============
                             At July 31, 1996, the net unrealized appreciation
                             based on the cost of investments for income tax
                             purposes of $314,859,558 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which there was an
                             excess of value over tax cost .....................................    $ 90,753,236
                               Aggregate gross unrealized depreciation for all investments in which there was an
                              excess of tax cost over value ....................................     (32,668,344)
                                                                                                   -------------
                               Net unrealized appreciation .....................................    $ 58,084,892
                                                                                                   =============


COUNTRY LEGEND:
AU   - Australia
CA   - Canada
GB   - United Kingdom
PE   - Peru
US   - United States
ZA   - South Africa
*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral dSee Note 1(f) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Financial Statements

Statement of Assets and Liabilities
July 31, 1996

Assets:
 Investments in securities, at value (identified cost $299,860,566).............................    $357,994,208
 Receivables from repurchase agreements, at value and cost......................................      14,950,242
 Cash ..........................................................................................       2,928,037
 Receivables:
  Dividends and interest .......................................................................       1,388,250
  Investment securities sold....................................................................         189,132
  Capital shares sold...........................................................................         163,070
                                                                                                   -------------
      Total assets .............................................................................     377,612,939
                                                                                                   -------------
Liabilities:
 Payables:
  Capital shares repurchased....................................................................          95,475
  Management fees ..............................................................................         167,127
  Distribution fees ............................................................................         247,911
  Shareholder servicing costs...................................................................          43,000
 Accrued expenses and other liabilities.........................................................          50,322
                                                                                                   -------------
      Total liabilities ........................................................................         603,835
                                                                                                   -------------
Net assets, at value............................................................................    $377,009,104
                                                                                                   =============
Net assets consist of:
 Undistributed net investment income............................................................         649,709
 Net unrealized appreciation on investments and translation of assets
  and liabilities denominated in foreign currencies.............................................      58,133,909
 Undistributed net realized gain from investments and foreign currency transactions.............      20,985,414
 Class I capital shares.........................................................................     283,480,347
 Class II capital shares........................................................................      13,759,725
                                                                                                   -------------
Net assets, at value............................................................................    $377,009,104
                                                                                                   =============
Class I Shares:
 Net assets, at value...........................................................................    $364,031,639
                                                                                                   =============
 Shares outstanding.............................................................................      24,847,733
                                                                                                   =============
 Net asset value per share*.....................................................................          $14.65
                                                                                                   =============
 Maximum offering price per share (100/95.5 of $14.65)..........................................          $15.34
                                                                                                   =============
Class II Shares:
 Net assets, at value...........................................................................     $12,977,465
                                                                                                   =============
 Shares outstanding.............................................................................         888,553
                                                                                                   =============
 Net asset value per share*.....................................................................          $14.61
                                                                                                   =============
 Maximum offering price per share (100/99 of $14.61)............................................          $14.76
                                                                                                   =============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN GOLD FUND

Financial Statements (cont.)

Statement of Operations
for the year ended July 31, 1996

Investment income:
 Dividends, net of foreign taxes withheld $684,143..................................   $6,131,860
 Interest ..........................................................................    1,562,100
                                                                                    -------------

      Total income..................................................................               $   7,693,960
Expenses:
 Management fees (Note 5)...........................................................    2,024,845
 Distribution fees- Class I (Note 5)................................................      822,734
 Distribution fees- Class II (Note 5)...............................................       68,735
 Shareholder servicing costs (Note 5)...............................................      540,668
 Reports to shareholders............................................................      182,112
 Registration fees..................................................................       61,056
 Custodian fees.....................................................................       52,494
 Professional fees..................................................................       42,208
 Directors' fees and expenses.......................................................       18,141
 Other..............................................................................       19,301
                                                                                      -------------
      Total expenses................................................................                   3,832,294
                                                                                                   -------------
       Net investment income........................................................                   3,861,666
                                                                                                   -------------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) from:
  Investments ......................................................................                  41,844,538
  Foreign currency transactions ....................................................                     (87,230)
 Net unrealized depreciation on:
  Investments.......................................................................                 (38,797,845)
  Translation of assets and liabilities denominated in foreign currencies...........                      (1,910)
                                                                                                   -------------
Net realized and unrealized gain on investments and foreign currency................                   2,957,553
                                                                                                   -------------
Net increase in net assets resulting from operations................................                 $ 6,819,219
                                                                                                   =============

The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended July 31, 1996  and 1995

                                                                                       1996             1995
                                                                                    -----------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................................     $ 3,861,666      $ 4,832,721
  Net realized gain from investments and foreign currency transactions.........      41,757,308        4,060,690
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies....................     (38,799,755)       5,133,304
                                                                                    -----------      -----------
Net increase in net assets resulting from operations...........................       6,819,219       14,026,715
Distributions to shareholders from undistributed net investment income:
 Class I.......................................................................      (3,188,716)      (5,476,921)
 Class II......................................................................         (18,297)          (1,399)
Distributions to shareholders in excess of net investment income:
 Class I.......................................................................              --       (1,507,200)
 Class II......................................................................              --          (12,289)
Distributions to shareholders from net realized capital gain:
 Class I.......................................................................     (12,724,819)              --
 Class II......................................................................        (144,240)              --
Decrease in net assets from capital share transactions (Note 3 )...............      (8,804,235)     (30,656,926)
                                                                                    -----------      -----------
      Net decrease in net assets...............................................     (18,061,088)     (23,628,020)
Net assets:
 Beginning of year.............................................................     395,070,192      418,698,212
                                                                                    -----------      -----------
End of year (including undistributed net investment income
 of $649,709 at 7/31/96 and accumulated distributions in
 excess of net invesment income of $1,511,778 at 7/31/95)......................    $377,009,104     $395,070,192
                                                                                    ===========      ===========


The accompanying notes are an integral part of these financial statements.

FRANKLIN GOLD FUND

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Net investment income and realized gains and losses differ for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares.

e. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

f. Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At July 31, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At July 31, 1996, for tax purposes, the Fund had accumulated net realized gains of $21,067,360.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at July 31, 1996 by $48,750.

3. CAPITAL STOCK

At July 31, 1996, there were 100,000,000 shares of $.10 par value capital stock authorized of which 45,000,000 shares each were designated as Class I and Class II, respectively. On June 18, 1996, the Board approved the designation of the remaining 10,000,000 shares as Class Z. Class Z shares are not yet available for sale.

                                                                           Year Ended July 31,
                                                               ------------------------------------------
                                                                    1996                         1995
                                                            ---------------------        ---------------------
Class I Shares:                                            Shares        Amount         Shares        Amount
                                                          ---------    -----------     ---------    -----------
Shares sold ...........................................  25,634,973    $399,883,240   24,815,801    $369,015,923
Shares issued in reinvestment of distributions ........     923,993      13,015,891      376,809       5,462,548
Shares redeemed ....................................... (27,721,440)   (432,416,613) (27,317,870)   (408,181,875)
                                                          ---------    -----------     ---------    -----------
Net decrease ..........................................  (1,162,474)  $ (19,517,482)  (2,125,260)   $(33,703,404)
                                                          =========    ===========     =========    ===========
                                                                           Year Ended July 31,
                                                               ------------------------------------------
                                                                    1996                         1995*
                                                            ---------------------        ---------------------
Class II Shares:                                           Shares        Amount         Shares        Amount
                                                          ---------    -----------     ---------    -----------
Shares sold ...........................................     907,471     $14,300,321      205,591      $3,036,529
Shares issued in reinvestment of distributions ........      10,276         144,486          813          11,885
Shares redeemed .......................................    (235,465)     (3,731,560)        (133)         (1,936)
                                                          ---------    -----------     ---------    -----------
Net increase ..........................................     682,282     $10,713,247      206,271      $3,046,478
                                                          =========    ===========     =========    ===========
*For the period May 1, 1995 (effective date) to July 31, 1995.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended July 31, 1996, aggregated $106,269,842 and $127,904,604, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES,

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund at the last day of the month as follows:

     Annualized Fee Rate Month-End Net Assets
       --------------    --------------------------------------
           0.625%        First $100 million
           0.50%         Over $100 million, up to and including $250 million
           0.45%         Over $250 million

The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the year ended July 31, 1996, the Fund's expenses did not exceed these limitations.

b. Shareholder Services Agreement:

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc., (Investor Services) the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended July 31, 1996, aggregated $540,668, of which $485,780 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers, and any applicable contingent deferred sales charges for the year ended July 31, 1996, were as follows:

                                                         Class I    Class II
                                                        ---------    -------
    Total commissions received......................   $1,634,168    $130,308
    Paid to other dealers...........................   $1,506,876    $252,298
    Contingent deferred sales charges...............         $792      $8,384

d. Other Affiliates and Related Party Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6. LOANS OF PORTFOLIO SECURITIES

During the year ended July 31, 1996, the Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral received is invested by the Fund in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the Fund as interest income. Interest income from this source amounted to $14,012 for the year ended July 31, 1996.

At July 31, 1996, there were no loaned securities in the Fund.

7. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period are as follows:

                                                                            Year Ended July 31,
                                                                ------------------------------------------
Class I Shares:                                             1996        1995       1994        1993       1992
                                                           -------     -------    -------     -------    -------
Per Share Operating Performance
Net asset value at beginning of period................     $15.07     $14.88      $15.63     $11.50     $12.71
Net investment income.................................        .21        .18         .19        .21        .35
Net realized and unrealized gain (loss) on securities.        .011       .275       (.746)     4.147     (1.191)
                                                           -------     -------    -------     -------    -------
Total from investment operations......................        .221       .455       (.556)     4.357      (.841)
                                                           -------     -------    -------     -------    -------
Less distributions:
 From net investment income...........................       (.126)     (.203)      (.194)     (.227)     (.369)
 From capital gains...................................       (.515)     --          --          --         --
 In excess of net investment income...................      --          (.062)      --          --         --
                                                           -------     -------    -------     -------    -------
Total distributions...................................       (.641)     (.265)      (.194)     (.227)     (.369)
                                                           -------     -------    -------     -------    -------
Net asset value at end of period......................     $14.65     $15.07      $14.88     $15.63     $11.50
                                                           =======     =======    =======     =======    =======
Total Return*.........................................       1.65%      3.14%      (3.52)%    38.56%     (6.87)%
Ratios/Supplemental Data
Net assets at end of period (in 000's)................    $364,032   $391,966    $418,698    $394,704   $257,888
Ratio of expenses to average net assets...............        .95%       .95%        .81%        .62%++     .31%++
Ratio of net income to average net assets.............        .99%      1.20%       1.30%       1.89%      2.99%
Portfolio turnover rate...............................      28.74%      6.36%       1.46%       1.62%      0.26%
Average commission rate**.............................        .0308     --          --          --         --







7. FINANCIAL HIGHLIGHTS (cont.)
Class II Shares                                                                              1996       1995+***
                                                                                           ---------   ---------
Per Share Operating Performance
Net asset value at beginning of period.................................................    $15.05      $15.02
                                                                                           ---------   ---------
Net investment income..................................................................       .12         .12
Net realized and unrealized gain (loss) on securities..................................      (.015)       .092
                                                                                           ---------   ---------
Total from investment operations.......................................................       .105        .212
                                                                                           ---------   ---------
Less distributions:
 From net investment income............................................................      (.030)      (.120)
 From capital gains....................................................................      (.515)      (.062)
                                                                                           ---------   ---------
Total distributions....................................................................      (.545)      (.182)
                                                                                           ---------   ---------
Net asset value at end of period.......................................................    $14.61+++   $15.05
                                                                                           =========   =========
Total Return*..........................................................................      0.81%       1.45%
Ratios/Supplemental Data
Net assets at end of period (in 000's).................................................     $12,977     $3,104
Ratio of expenses to average net assets................................................      1.74%       1.73%++
Ratio of net investment income to average net assets...................................       .16%        .33%++
Portfolio turnover rate................................................................     28.74%       6.36%
Average commission rate**..............................................................       .0308        --

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or deferred contingent sales charge. Prior to May 1, 1994, dividends were reinvested at maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares the sales charge on reinvested dividends has been eliminated.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

***Per share amounts have been calculated using the daily average shares outstanding during the period.

+For the period May 1, 1995 (effective date) to July 31, 1995.

 ++Annualized

+++The Net Assets Value differs from the Net Asset Value used to process shareholder activity as of the reporting date, which does not include market adjustment for portfolio trades made on that date. These adjustments are generally accounted for on the day following the trade date.

++During the years indicated, Franklin Advisers, Inc., the Investment Manager, agreed in advance to waive a portion of its management fees incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets for the years ended July 31, 1993 and 1992 would have been
 .75% and .77%, respectively.

Under IRC 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 13.28% of ordinary income dividends (including short-term capital gain distributions) paid by the Fund as income qualifying for the dividends received for the year ended July 31, 1996.

The amount reported above is an estimated percentage and should be used for information purposes only. Information on the final percentage that qualified for this deduction for calendar year 1996 will be available shortly after the end of this calendar year.






FRANKLIN GOLD FUND

Report of Independent Accountants

To the Shareholders and Board of Directors of Franklin Gold Fund:

We have audited the accompanying statement of assets and liabilities of the Franklin Gold Fund (the Fund), including the statement of investments in securities and net assets, as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
September 5 , 1996

Franklin Gold Fund Annual Report 7/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)
This chart shows in pie chart format the fund's geographic breakdown as a percentage of the fund's total net assets.

Quality Breakdown on 7/31/96


Canada                                    29.8%
South Africa                              25.8%
United States                             21.2%
Australia                                 11.9%
Other                                      7.0%
Cash & Short-Term Securities               4.3%



GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the S&P 500 Stock Index, based on a $10,000 investment from 8/1/86 to 7/31/96.

Period Ending             Fund             Index

8/1/86                    $9,554           $10,000
8/31/86                  $11,568           $10,742
9/30/86                  $13,162            $9,854
10/31/86                 $12,003           $10,422
11/30/86                 $13,294           $10,675
12/31/86                 $13,192           $10,403
1/31/87                  $14,820           $11,805
2/28/87                  $15,789           $12,271
3/31/87                  $20,843           $12,625
4/30/87                  $22,951           $12,513
5/31/87                  $21,214           $12,622
6/30/87                  $20,917           $13,259
7/31/87                  $25,341           $13,932
8/31/87                  $25,371           $14,451
9/30/87                  $25,844           $14,135
10/31/87                 $18,473           $11,090
11/30/87                 $20,955           $10,176
12/31/87                 $19,980           $10,951
1/31/88                  $16,952           $11,412
2/29/88                  $17,205           $11,944
3/31/88                  $18,961           $11,574
4/30/88                  $18,611           $11,703
5/31/88                  $18,993           $11,804
6/30/88                  $18,659           $12,345
7/31/88                  $18,739           $12,298
8/31/88                  $17,785           $11,880
9/30/88                  $17,161           $12,386
10/31/88                 $17,857           $12,731
11/30/88                 $18,504           $12,549
12/31/88                 $17,869           $12,768
1/31/89                  $18,588           $13,703
2/28/89                  $19,355           $13,362
3/31/89                  $19,453           $13,673
4/30/89                  $19,322           $14,383
5/31/89                  $18,318           $14,965
6/30/89                  $19,684           $14,880
7/31/89                  $20,029           $16,224
8/31/89                  $20,556           $16,542
9/30/89                  $21,308           $16,474
10/31/89                 $21,542           $16,092
11/30/89                 $24,491           $16,420
12/31/89                 $25,354           $16,814
1/31/90                  $26,773           $15,686
2/28/90                  $24,392           $15,888
3/31/90                  $23,653           $16,309
4/30/90                  $21,685           $15,903
5/31/90                  $23,280           $17,454
6/30/90                  $21,906           $17,337
7/31/90                  $23,442           $17,281
8/31/90                  $22,759           $15,719
9/30/90                  $22,077           $14,953
10/31/90                 $19,944           $14,889
11/30/90                 $19,364           $15,851
12/31/90                 $20,411           $16,293
1/31/91                  $18,557           $17,004
2/28/91                  $20,535           $18,219
3/31/91                  $20,146           $18,660
4/30/91                  $20,270           $18,705
5/31/91                  $21,029           $19,511
6/30/91                  $22,014           $18,618
7/31/91                  $22,528           $19,485
8/31/91                  $20,348           $19,947
9/30/91                  $20,915           $19,614
10/31/91                 $22,315           $19,877
11/30/91                 $22,847           $19,076
12/31/91                 $21,615           $21,258
1/31/92                  $21,705           $20,862
2/29/92                  $20,929           $21,132
3/31/92                  $20,351           $20,720
4/30/92                  $19,936           $21,329
5/31/92                  $21,164           $21,433
6/30/92                  $21,226           $21,114
7/31/92                  $21,007           $21,977
8/31/92                  $20,020           $21,527
9/30/92                  $19,363           $21,779
10/31/92                 $17,792           $21,853
11/30/92                 $16,641           $22,596
12/31/92                 $17,219           $22,874
1/31/93                  $17,293           $23,066
2/28/93                  $18,678           $23,380
3/31/93                  $20,821           $23,873
4/30/93                  $23,297           $23,295
5/31/93                  $26,197           $23,917
6/30/93                  $26,502           $23,986
7/31/93                  $29,130           $23,890
8/31/93                  $26,167           $24,796
9/30/93                  $23,856           $24,605
10/31/93                 $26,670           $25,114
11/30/93                 $26,185           $24,876
12/31/93                 $29,912           $25,177
1/31/94                  $29,386           $26,033
2/28/94                  $28,034           $25,327
3/31/94                  $28,334           $24,223
4/30/94                  $27,075           $24,533
5/31/94                  $27,658           $24,935
6/30/94                  $27,405           $24,324
7/31/94                  $28,104           $25,122
8/31/94                  $29,540           $26,152
9/30/94                  $31,938           $25,514
10/31/94                 $30,408           $26,088
11/30/94                 $27,330           $25,139
12/31/94                 $28,498           $25,511
1/31/95                  $24,245           $26,171
2/28/95                  $25,612           $27,192
3/31/95                  $28,137           $27,994
4/30/95                  $28,365           $28,817
5/31/95                  $28,004           $29,970
6/30/95                  $28,197           $30,665
7/31/95                  $28,985           $31,683
8/31/95                  $29,024           $31,763
9/30/95                  $29,158           $33,103
10/31/95                 $25,908           $32,984
11/30/95                 $27,812           $34,432
12/31/95                 $28,132           $35,096
1/31/96                  $32,618           $36,290
2/29/96                  $32,698           $36,627
3/31/96                  $32,798           $36,979
4/30/96                  $33,198           $37,522
5/31/96                  $34,460           $38,490
6/30/96                  $30,126           $38,637
7/31/96                  $29,463           $36,929

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 7/31/96.

Period Ending           Fund        Index

5/1/95                  9,901       10,000
5/31/95                 9,717       10,400
6/30/95                 9,777       10,641
7/31/95                10,044       10,995
8/31/95                10,051       11,022
9/30/95                10,091       11,487
10/31/95                8,963       11,446
11/30/95                9,617       11,948
12/31/95                9,715       12,179
1/31/96                 11,253      12,593
2/29/96                 11,280      12,710
3/31/96                 11,301      12,832
4/30/96                 11,433      13,021
5/31/96                 11,855      13,357
6/30/96                 10,362      13,407
7/31/96                 10,030      12,815